Goldman Sachs
Leveraged Finance Healthcare Conference

May 1, 2012



Omnicare

Forward-Looking Statements

Forward-looking Statements

Certain of the statements made today and listed within the following presentation slides are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, all statements regarding the intent, belief or current expectations regarding the matters discussed in this presentation. Such forward-looking statements are based on management's current expectations and involve known and unknown risks, uncertainties, contingencies and other factors that could cause results, performance or achievements to differ materially from those stated. The most significant of these risks and uncertainties are described in the Company's Form 10-K, Form 10-Q and Form 8-K reports filed with the Securities and Exchange Commission. Investors are cautioned that such statements are only predictions and that actual events or results may differ materially.

These forward-looking statements speak only as of the date this presentation was originally given. We undertake no obligation to publicly release the results of any revisions to the forward-looking statements made today, to reflect events or circumstances after today or to reflect the occurrence of unanticipated events.

Reconciliation to GAAP

To facilitate comparisons and enhance understanding of core operating performance, certain financial measures have been adjusted from the comparable amount under Generally Accepted Accounting Principles (GAAP). A detailed reconciliation of adjusted numbers to GAAP is posted under "Supplemental Financial Data" in the Investor Relations section of our Web site at http://ir.omnicare.com. Additionally, all amounts are presented on a continuing operations basis, unless otherwise stated.

Omnicare's Fundamental Objective

Focused on Growth and Creating Value

Specialty Care Group

Long-Term Care Group

Value Creation

Cash Flow Generation

Capital Allocation Strategies

Sizing Up the Business *(in $ millions)*

1Q12 Revenue

1Q12 Adjusted Operating Income[(1)]


$1,296.3
$293.3
$3.6
$154.2
$30.1
($40.8)
Long-Term Care Group
Specialty Care Group
Other/Corporate

Long-Term Care and Specialty Care represent two platforms for growth

1. Excludes special items. A reconciliation of non-GAAP information to the most comparable GAAP measures has been attached to our first-quarter 2012 earnings release dated April 26, 2012 and is also available on our Web site under 'Supplemental Financial Information' from the 'Investors' page

Transitioning to an Operations-Driven Company
Focus on Three Core Operating Objectives

- **Establish**
  organic growth within our Long-Term Care Group

- **Create**
  more standardization across the company

- **Reposition**
  Specialty Care Group for an elevated level of growth



Transitioning to an Operations-Driven Company

Focus on Customer Retention



Annualized Customer Retention Rates
97.5%
95.0%
92.5%
90.0%
87.5%
85.0%
1Q11
2Q11
3Q11
4Q11
1Q12
Includes the exit of a 12,000 bed low-revenue correctional facility account
Total LTC Beds(1)(2)
Patient Related Beds(3)

Customer response to service enhancement initiatives has been favorable.

1. Includes patient related beds and other facilities such as correctional facilities, respiratory only beds and other beds
2. Excluding the exit of a large correctional facility contract due in 1Q12 due to competing bid being below a reasonable price point in an already low margin business, Total LTC Bed retention rate was 92.1%
3. Includes skilled nursing facilities, assisted living facilities , development disabilities facilities and other institutional facilities

Omnicare

Transitioning to an Operations-Driven Company
Creating More Standardization

- Operating efficiencies
  - Benchmarking
  - Insourcing
  - Six Sigma-Focused Culture
- Technological improvements
  - Automation
  - Customer-facing technology
  - Medication availability
  - ONE System



ALV/ULV Estimated Script Volume as % of Omnicare's Long-Term Care Scripts
80%
60%
40%
20%
0%
19%
23%
43%
63%
71%
2011
2012
2013
2014
2015

Standardization opportunities expected to be a longer-term growth driver and customer experience enhancement

Transitioning to an Operations-Driven Company

Customer-Facing Technologies - Omniview™

Omnicare's secure web-based worksite for customer **facilities**, **prescribers** and **patients**



Classic Omniview



OmniviewDr



MyOmniview

Specialty Care Group

Business Model, Economics Vary Depending Upon Operational Platform

	Brand Support Services	Supply Chain Solutions	Patient Support Services	Specialty Pharmacy	End of Life Care
Customer	Manufacturer			Third Party Payers	Hospices
Revenue	Fee for Service Model			Buy/Sell Model	Per Diem Model
Product	Manufacturer owns the product			SCG owns the product	

Transitioning to an Operations-Driven Company
Repositioning Specialty Care Group for Elevated Growth

Omnicare specialty care growth has been robust…and opportunities exist to further accelerate growth through:

- Continued improvements to the organizational structure
  - Investments made in manufacturer-focused sales organization
  - Platform-specific experts added to expand breadth of knowledge
- Expanding into other specialty-focused platforms
- Penetrating additional disease states in specialty pharmacy platform
  - Primary disease states currently multiple sclerosis and oncology
- Leveraging long-term care business to create new opportunities

Specialty drug growth has rapidly outpaced the traditional branded drug category (22% market share increase from 2008-2010[1])

1. URAC, Inc.; Specialty Pharmacy White Paper; The Patient Centered Outgrowth of Specialty Pharmacy

Compelling Avenues for Growth


Organic Growth
Long-Term Care Growth Opportunity
Adjacent Markets
Aging Population


New Therapeutic Categories
Specialty Care Growth Opportunity
Industry Growth Rates
New Operating Platforms

Efficient capital allocation strategies intended to augment growth initiatives

First Quarter 2012 Highlights

- First-quarter gross profit increased 9.9% to $368.1M; 4.4% sales increase
- Adjusted Cash-Based EPS[(1)] of $0.81; 17.4% increase over $0.69 in 1Q11
- Long-Term Care Group first-quarter performance:
  - LTC scripts up 0.4% sequentially; flat versus 1Q11
  - Adjusted operating income increased 18.3% year-over-year to $154.2M
- Specialty Care Group first-quarter performance:
  - Operating profit increased 41.3% year-over-year to $30.1M
  - Double-digit operating profit growth across all five operating platforms
- Cash flows from continuing operations of $100.4M
- $30.1 million returned to shareholders through share repurchases and dividends (30% of cash flows from operations)

1. Excludes special items. A reconciliation of non-GAAP information to the most comparable GAAP measures has been attached to our press release and is also available on our Web site under 'Supplemental Financial Data' from the 'Investors' page

Focus on Cash Flow

Significant Amount of Earnings Converted into Cash Flow

Adjusted EBITDA from Continuing Operations[1] vs. Cash Flows [2]
(in $ millions)



$200
$150
$100
$50
$0
$146
$144
$146
$137
$157
$167
$163
$101
$170
$100
1Q11
2Q11
3Q11
4Q11
1Q12
EBITDA
CFFO

Record cash flows in 2011 led to 115% increase in the quarterly dividend in the same period and near-term capital investments to fuel future earnings growth

1. Excludes special items. A reconciliation of non-GAAP information to the most comparable GAAP measures has been attached to our press release and is also available on our Web site under 'Supplemental Financial Data' from the 'Investors' page
2. Cash flows from continuing operations.

Omnicare

Efficient Capital Deployment to Augment Growth Initiatives


Capital Expenditures
Capital Return to Shareholders
Capital Allocation
Debt Repayment
Additive Acquisitions

Cash flow generation is expected to be redeployed toward growth drivers

Capital Structure



Major Debt Maturity Schedule(1)(2)
(in $ millions)
$1,800
$1,500
$1,200
$900
$600
$300
$0
2010
2015
2020
2025
2030
2035
2040
As of 12/31/09
As of 4/3/12

Maturities have been spread out to limit refinancing risk

1. Assumes convertible debentures due 2035 are put to the Company in 2015 with related tax recapture included. Debt amounts shown are exclusive of unamortized debt discount.
2. On March 29, 2012, Omnicare announced it had entered into separate, privately negotiated exchange agreements to retire $256.9M in 3.75% Convertible Sr. Sub. Notes, due 2025 in exchange for $390M in new 3.75% Convertible Sr. Sub. Notes due 2042. The transactions closed on April 3, 2012.

Credit Profile[1]
Three-Year Trend

	2010	2011	1Q12
• Debt/Total Capital	40.1%	38.7%	38.4%
• Net Debt/Total Capital	35.0%	32.3%	31.5%
• Leverage Ratio (Debt to EBITDA [2]):			
– Total Debt	4.26x	3.91x	3.75x
– Net Debt	3.43x	2.96x	2.77x
• Cash Position *(in millions)*[3]	$496.5	$582.6	$624.0

(1) Based on face value of outstanding debt instruments
(2) 1Q12 calculation utilizes trailing 12 month EBITDA excluding special items and discontinued operations
(3) Includes restricted cash

Omnicare

Omnicare's Fundamental Objective

Focused on Growth and Creating Value

Specialty Care Group

Long-Term Care Group

Value Creation

Cash Flow Generation

Capital Allocation Strategies

Goldman Sachs
Leveraged Finance Healthcare Conference

May 1, 2012



Omnicare